                                  EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                              GOODRICH CORPORATION
                                  $300,000,000
                OFFER TO EXCHANGE ITS NEW 7 1/2% NOTES DUE 2008
                                      FOR
         7 1/2% SERIES B SENIOR NOTES DUE 2008 OF COLTEC INDUSTRIES INC
                           Pursuant to the Prospectus

                             Dated           , 2002

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY
                                     TIME,
ON                ,           , 2002 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE
                               OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

     By Registered Certified Mail    By Facsimile Transmission:              By Hand:
                  or                 (For Eligible Institutions
          Overnight Services:                   Only)

     15 Broad Street -- 16th Floor         (212) 235-2261                 15 Broad Street
      Corporate Trust Department                                    Corporate Trust Department
       New York, New York 10286                                            Ground Floor
           Attn: Mr. Kin Lau         For Confirmation Telephone:     New York, New York 10286
        Reorganization Section             (212) 235-2358                Attn: Mr. Kin Lau
                                                                      Reorganization Section

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated             , 2002 (the "Prospectus"), of Goodrich
Corporation, a New York corporation ("Goodrich"), and this Letter of Transmittal (the "Letter"), which together and with any amendments and supplements thereto constitute Goodrich's offer (the "Exchange Offer") to exchange its 7 1/2% Notes due 2008 (the "New Goodrich Notes") for a like principal amount of the 7 1/2% Series B Senior Notes due 2008 of Coltec Industries Inc, a Pennsylvania corporation ("Coltec," and such notes, the "Old Coltec Notes") and currently a subsidiary of Goodrich. The Bank of New York is the exchange agent (the "Exchange Agent") in the Exchange Offer.

     For each Old Coltec Note accepted for exchange, the holder of such Old Coltec Note (the "Holder") will receive a New Goodrich Note having a principal amount equal to that of the surrendered Old Coltec Note. The New Goodrich Notes will bear interest from the most recent date to which interest has been paid on the Old Coltec Notes. However, if the Exchange Offer is completed after the immediately preceding record date for the payment of interest on the Old Coltec Notes and before the payment date associated with such record date, then the interest payable on the first interest payment date following consummation of the Exchange Offer will be paid to the registered Holders of the Old Coltec Notes on that record date. Current Holders of Old Coltec Notes whose Old Coltec Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Coltec Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Coltec Notes either if
(1) certificates are to be forwarded herewith or (2) tenders are to be made by book-entry transfer ("Book-Entry Transfer") to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering -- Valid Tender of Book-Entry Notes" section of the Prospectus. Holders of Old Coltec Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Coltec Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Coltec Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OLD COLTEC NOTES TENDERED
------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   OLD COLTEC NOTES TENDERED
           (PLEASE FILL IN, IF BLANK)                   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE PRINCIPAL
                                                     CERTIFICATE        AMOUNT OF OLD     PRINCIPAL AMOUNT
                                                     NUMBER(S)*         COLTEC NOTES         TENDERED**
                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------
                                                        TOTAL
------------------------------------------------------------------------------------------------------------
 THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
 TRANSMITTAL IS COMPLETED.
------------------------------------------------------------------------------------------------------------
  * Need not be completed if transfer is made by book-entry transfer.
 ** A holder will be deemed to have tendered ALL Old Coltec Notes unless a lesser amount is specified by this column. Old Coltec Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples thereof. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING OLD COLTEC
    NOTES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD COLTEC NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD COLTEC NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
                              --------------------------------------------------

Account Number
               -----------------------------------------------------------------

Transaction Code Number
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD COLTEC NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Owner(s)
                               -------------------------------------------------

Window Ticket No. (if any)
                           -----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                   -----------------------------

Name of Institution that Guaranteed Delivery
                                             -----------------------------------

              If delivered by Book-Entry Transfer check box:  [ ]

Name of Tendering Institution
                              --------------------------------------------------

Account Number
               -----------------------------------------------------------------

Transaction Code Number
                        --------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Goodrich the above-described Old Coltec Notes, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Exchange Offer, subject to, and effective upon, acceptance for exchange of, and exchange for, the Old Coltec Notes tendered herewith in accordance with terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Goodrich all right, title and interest in and to all the Old Coltec Notes that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Old Coltec Notes (a) to deliver certificates for such Old Coltec Notes or transfer ownership of such Old Coltec Notes on the account books maintained by DTC together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Goodrich, and (b) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Coltec Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Old Coltec Notes and, when the same are accepted for exchange by Goodrich, Goodrich will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Exchange Agent or Goodrich to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Coltec Notes.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned hereby irrevocably appoints the designees of Goodrich, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Old Coltec Notes tendered hereby that have been accepted for exchange by Goodrich prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Goodrich accepts for exchange such Old Coltec Notes as provided in the Prospectus. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Old Coltec Notes in accordance with terms of the Exchange Offer. Upon such acceptance for exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Old Coltec Notes will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

     The undersigned understands that the valid tender of Old Coltec Notes pursuant to any of the procedures described in the "Exchange Offer" section of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Goodrich upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please deliver the New Goodrich Notes in the name of the undersigned or, in the case of Book-Entry Transfer of Old Coltec Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the New Goodrich Notes to the undersigned at the address shown above in the box entitled "Description of New Goodrich Notes."

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING OLD COLTEC NOTES THAT YOU
    OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

Number of Old Coltec Notes represented by the lost or destroyed certificates:
____________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Old Coltec Notes not tendered or not accepted for exchange and/or New Goodrich Notes are to be issued in the name of someone other than the undersigned, or if Old Coltec Notes delivered by Book-Entry Transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue  [ ]                   Old Coltec Notes                   [ ] New Goodrich
Notes to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (See substitute Form W-9 included herein)

[ ] Credit unexchanged Old Coltec Notes delivered by Book-Entry Transfer to the
    DTC account set forth below:

------------------------ -------------------------------------------------------
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Old Coltec Notes not tendered or not accepted for exchange and/or New Goodrich Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than shown in the box entitled "Description of Old Coltec Notes Tendered" on this Letter.
Mail  [ ]                   Old Coltec Notes  [ ]                   New Goodrich
Notes to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             IMPORTANT -- SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

                          Dated: ---------------, 2002

     (Must be signed by registered Holder(s) as name(s) appear(s) on the certificate(s) for the Old Coltec Notes or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full
title)-----------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code and Telephone
Number) ------------------------------------------------------------------------

(Tax Identification or Social Security
Number) ------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized
Signature(s) -------------------------------------------------------------------

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title --------------------------------------------------------------------------

Name of
Firm ---------------------------------------------------------------------------

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone
Number -------------------------------------------------------------------------

Dated: ------------------------------, 2002

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered Holder(s) of Old Coltec Notes tendered herewith, unless such registered Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Old Coltec Notes are tendered for the account of a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 hereof.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Old Coltec Notes is to be made pursuant to the procedures for Book-Entry Transfer set forth in the "Exchange Offer -- Procedures for Tendering -- Valid Tender of Book-Entry Notes" section of the Prospectus. For a Holder validly to tender Old Coltec Notes pursuant to the Exchange Offer, either (a) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a Book-Entry Transfer, an Agent's Message, and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Old Coltec Notes must be received by the Exchange Agent at one of such addresses or Old Coltec Notes must be delivered pursuant to the procedures for Book-Entry Transfer set forth herein and in the Prospectus (and a Book-Entry Confirmation must be received by the Exchange Agent), in each case, on or prior to the Expiration Date, or (b) the tendering Holder must comply with the guaranteed delivery procedures set forth below and in the "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     Holders whose certificates for Old Coltec Notes are not immediately available or who cannot deliver their certificates and all other documents to the Exchange Agent or complete the procedures for Book-Entry Transfer prior to the Expiration Date may tender their Old Coltec Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Goodrich with the Prospectus must be received by the Exchange Agent on or prior to the Expiration Date and (c) the certificates for all tendered Old Coltec Notes in proper form for transfer, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a Book-Entry Transfer, an Agent's Message, and any other required documents, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date as provided in the "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgement from the participant in DTC tendering the Old Coltec Notes that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Goodrich may enforce such agreement against such participant.

     The method of delivery of Old Coltec Notes, this Letter of Transmittal and all other required documents including delivery through DTC, is at the election and sole risk of the tendering Holder. Old Coltec Notes will be deemed delivered only when actually received by the Exchange Agent. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Old Coltec Notes will be accepted for exchange. All tendering Holders, by execution of the Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Old Coltec Notes for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Old Coltec Notes should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Holders only). If less than all of the principal amount evidenced by any certificate submitted is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Description of Old Coltec Notes Tendered". In any case, new certificate(s) for the remainder of the Old Coltec Notes that were evidenced by the old certificate(s) will be sent to the registered Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for exchange of the Old Coltec Notes tendered herewith. All Old Coltec Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder of the Old Coltec Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Old Coltec Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Coltec Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Goodrich of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Old Coltec Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless exchange is to be made to or certificates for Old Coltec Notes not tendered or accepted for exchange are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Holders who tender their Old Coltec Notes for exchange will not be obligated to pay any transfer taxes unless (1) the New Goodrich Notes are to be delivered to, or issued in the name of, any person other than the registered Holder of the Old Coltec Notes tendered, (2) the tendered Old Coltec Notes are registered in the name of any person other than the person signing the letter of transmittal, or (3) a transfer tax is imposed for any reason other than the exchange of Old Coltec Notes in connection with the Exchange Offer. If satisfactory evidence of payment of transfer taxes or exemption from them is not submitted with this letter of transmittal, the amount of any applicable taxes will be billed directly to the tendering holder.

     7.  Special Issuance and Delivery Instructions.  Tendering Holders of Old
Coltec Notes should indicate in the applicable box on page    of this Letter the
name and address to which the New Goodrich Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Coltec Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Coltec Notes by Book-Entry Transfer may request that Old Coltec Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no instructions are given, such Old Coltec Notes not exchanged will be returned to the name and address of the person signing this Letter.

     8. Waiver of Conditions. Goodrich reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part, at any time and from time to time.

     9. U.S. Federal Income Tax Backup Withholding. Federal income tax law generally requires that a tendering Holder whose Old Coltec Notes are accepted for exchange must provide Goodrich (as payor) with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such Holder is not subject to backup withholding. If a Holder does not provide such Holder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such Holder. In addition, the Exchange Agent may be required to withhold 30% of the amount of any reportable payments made pursuant to or after the exchange.

     Backup withholding is not an additional tax. Rather the amount withheld can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Holder.

     The Holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Old Coltec Notes. If the Old Coltec Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign Holders should complete and sign the main signature form and an appropriate properly completed Internal Revenue Service Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding.

     10. Lost, Destroyed or Stolen Certificates. If any certificate representing Old Coltec Notes has been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent by checking the box immediately preceding the special issuance/special delivery instructions and indicating the number of Old Coltec Notes so lost, destroyed or stolen, or call the Exchange Agent at (212) 253-2353. The Holder will then be instructed by the Exchange Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED OLD COLTEC NOTES MUST BE RECEIVED BY THE EXCHANGE AGENT OR OLD COLTEC NOTES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING HOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER'S NAME: THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------------

                                  PART 1 -- TAXPAYER IDENTIFICATION NUMBER -- PLEASE      ----------------------------
  SUBSTITUTE                      PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY        SOCIAL SECURITY NUMBER
  FORMW-9                         SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE
                                  "APPLIED FOR."                                                       OR
                                                                                          ----------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------

  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- FOR PAYEES EXEMPT FROM BACKUP
                                  WITHHOLDING -- CHECK THE BOX IF YOU ARE NOT SUBJECT
                                  TO BACKUP WITHHOLDING. [ ]
                                ----------------------------------------------------------------------------------------
                                PART 3 -- CERTIFICATES -- UNDER PENALTIES OF PERJURY, I CERTIFY
                                          THAT:
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I
                                      AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP
                                      WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS)
                                      THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
                                      INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT
                                      TO BACKUP WITHHOLDING, AND
                                  (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
                                ----------------------------------------------------------------------------------------

                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN
                                     NOTIFIED BY IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU
  PAYER'S REQUEST FOR                HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF,
  TAXPAYER IDENTIFICATION            AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING, YOU
  NUMBER ("TIN")                     RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO
  AND CERTIFICATION                  BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM 2.
                                     SIGNATURE __________  DATE __________
-----------------------------------------------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING. IN
     ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                     INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER BY THE TIME OF PAYMENT, UP TO 30% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.


     -------------------------------------------------------------------  ---------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Prospectus, this Letter of Transmittal and other exchange offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Goodrich's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                     [LOGO OF MELLON INVESTOR SERVICES LLC]

                           44 WALL STREET, 7TH FLOOR
                               NEW YORK, NY 10005
                 BANKS AND BROKERS CALL COLLECT: (917) 320-6286
                    ALL OTHERS CALL TOLL-FREE (800) 241-6711

                 THE DEALER MANAGER FOR THE EXCHANGE OFFER IS:

                              SALOMON SMITH BARNEY
                              390 Greenwich Street
                               New York, NY 10013
                        Attn: Liability Management Group
                           (800) 558-3745 (Toll Free)